UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

Navitas Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39755	85-2560226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3520 Challenger Street, Torrance, California	90503-1640
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 654-2642

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NVTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2026, the Board of Directors (the “Board”) of Navitas Semiconductor Corporation (the “Company”) appointed Davin D. Lee to serve as a Class III director of the Board, effective April 30, 2026, to hold office until the expiration of his term at the Company’s 2027 annual meeting of stockholders.

In connection with his appointment to the Board, Mr. Lee was also appointed to serve as a member of the Compensation Committee and the Governance and Sustainability Committee of the Board.

Mr. Lee will participate in the Company’s standard non-employee director compensation arrangements. Under the terms of those arrangements, he will receive a pro-rata portion of each of an annual retainer of $45,000 for his service on the Board, $7,500 for his service on the Compensation Committee of the Board, $5,000 for his service on the Governance and Sustainability Committee of the Board, and an initial grant of 22,048 restricted stock units that vest in full immediately prior to the director election at the subsequent annual stockholders meeting, subject to his continued service on the Board at that time.

There are no arrangements or understandings between Mr. Lee and any other person pursuant to which Mr. Lee was selected as a director. Mr. Lee is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On May 4, 2026, the Company issued a press release announcing the appointment of Mr. Lee. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated May 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVITAS SEMICONDUCTOR CORPORATION

Dated: May 4, 2026
	By:	/s/ Chris Allexandre
Chris Allexandre
President and Chief Executive Officer